Earnings Per Share	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Earnings Per Share [Abstract]
Earnings Per Share

19. Earnings Per Share

On March 4, 2016, MTW distributed 137.0 million shares of MFS common stock to MTW shareholders, thereby completing the Spin-Off. Basic and diluted earnings per common share and the average number of common shares outstanding were retrospectively restated for the number of MFS shares outstanding immediately following this transaction. The same number of shares were used to calculate basic and diluted earnings per share, for the prior periods presented, since no equity awards were outstanding prior to the Spin-Off.

The following is a reconciliation of the average shares outstanding used to compute basic and diluted earnings per share.

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Basic weighted average common shares outstanding	137,131,572	137,016,712	137,105,290	137,016,712
Effect of dilutive securities	1,242,807	—	1,250,923	—

Diluted weighted average common shares outstanding	138,374,379	137,016,712	138,356,213	137,016,712

For the three and six months ended June 30, 2016, 3.5 million of common shares issuable upon the exercise of stock options were anti-dilutive and were excluded from the calculation of diluted shares.

On March 3, 2016, prior to the completion of the Spin-Off, MFS paid a one-time cash dividend to MTW of approximately $1.362 billion. MFS did not declare or pay any other dividends to its stockholders during the three or six months ended June 30, 2016 or June 30, 2015, respectively.

24. Earnings Per Share

On March 4, 2016, MTW distributed 137.0 million shares of MFS common stock to MTW shareholders, thereby completing the spin-off. Basic and diluted earnings per common share and the average number of common shares outstanding were retrospectively restated for the number of MFS shares outstanding immediately following this transaction. The same number of shares were used to calculate basic and diluted earnings per share, for each year presented, since no equity awards were outstanding prior to the spin-off.

As described in Note 1, “Description of the Business and Basis of Presentation,” our combined financial statements may not be indicative of MFS’ future performance and do not necessarily include all the of the actual expenses that would have been incurred by MFS (including, but not limited to, interest expense related to the debt financing described in Note 25, “Subsequent Events”) and may not reflect the results of operations had MFS been a standalone company during the periods presented.

The following table sets forth the computation of basic and diluted (loss)/earnings per share for the year ended 2015, 2014, and 2013, respectively.

(in millions, except per share data)	2015	2014	2013
Net earnings	$157.1	$159.8	$146.1
Basic and diluted average shares outstanding	137,016,712	137,016,712	137,016,712
Basic and diluted (loss)/earnings per common share	$1.15	$1.17	$1.07